Compania Minera Cerros del Sur, S.A. de C.V.

Unaudited Condensed Interim Financial Statements

September 30, 2009

Notice of No Auditor Review of Interim Financial Statements
The accompanying unaudited financial statements of Compania Minera Cerros del Sur, S.A. C.V. (the "Company") have been prepared by and are the responsibliity of the Company's management. The Company's independent Auditor has not performed a review of these financial statements.

Compania Minera Cerros del Sur, S.A. de C.V.

Condensed Balance Sheet
As at
(Unaudited - Prepared by Management)	(In US Funds)

	September 30,	December 31,
	2009	2008
Assets

Current
Cash on hand	$30,176	$8,052
Inventory	73,387	198,502
Deposits and expenses paid in advance	17,920	54,931
Accounts receivable (Note 3)	-	236
	121,483	261,721

Long-term
Property, plant and equipment, less accumulated depreciation (Note 5)	1,131,557	1,238,188
Reclamation of mine	783	3,110
	1,132,340	1,241,298

	$1,253,823	$1,503,019

Liabilities

Payables:
Loans	$-	$20,590
Other accounts payable	158,610	137,533
Reclamation of mine	34,293	31,454
	192,903	189,577

Accounts Payable Related:
Accounts payable - stockholders	-	1,069
Accounts payable - related companies (Note 4)	143,018	55,378
	143,018	56,447
	335,921	246,024

Shareholders' Equity

Equity	1,051,110	1,051,110
Supplementary equity contributions	2,072,860	2,072,860
Cumulative net loss	(2,206,068)	(1,866,975)
	917,902	1,256,995

	$1,253,823	$1,503,019

The attached explanatory notes are part of the financial statements

Compania Minera Cerros del Sur, S.A. de C.V.

Condensed Statement of Deficit
For the 9 Month Period Ended September 30
(Unaudited - Prepared by Management)	(In US Funds)

	2009	2008
Cumulative net loss, beginning of period	$(1,866,975)	$(1,639,483)
Add: Net loss for the period	(339,093)	(155,401)
Cumulative net loss, end of period	$(2,206,068)	$(1,794,884)

The attached explanatory notes are part of the financial statements

Compania Minera Cerros del Sur, S.A. de C.V.

Condensed Income Statement
For the 9 Month Period Ended September 30
(Unaudited - Prepared by Management)	(In US Funds)

	2009	2008

Revenues

Sales of precious metal	$494,140	$607,823
Other income	106	192
	494,246	608,015

Costs and expenditures:

Mining operation costs	437,736	301,485
Geologists	5,671	30,401
General administrative expenses	212,416	222,381
Other operational expenses	71,281	92,366
Depreciation and amortization	114,825	116,783
	841,929	763,416

Net loss from operations for the period	(347,683)	(155,401)

Exchange gain	8,590	-

Net loss for the period	$(339,093)	$(155,401)

The attached explanatory notes are part of the financial statements

Compania Minera Cerros del Sur, S.A. de C.V.

Condensed Statement of Cash Flows
For the 9 Month Period Ended September 30
(Unaudited - Prepared by Management)	(In US Funds)

	2009	2008
Cash flow from operations:
Net income for the period	$(339,093)	$(155,401)
Addback:
Depreciation and amortization	114,825	116,783
(Increase) decrease of assets:
Inventory	125,115	(66,901)
Accounts receivable	236	(18)
Expenses paid in advance	37,011	(35,064)
Increase (decrease) of liabilities:
Loans	(20,590)	11,977
Other accounts payable	21,077	(2,511)
Reclamation of mine	225	(43)
Net cash flow from operations	(61,194)	(131,178)
Cash flow from investments:
Property, plant and equipment	(3,230)	(62,983)
Reclamation of mine	(23)	192
Net cash flow from investments	(3,253)	(62,791)
Cash flow from financial operations:
Accounts payable - stockholders	(1,069)	(6,924)
Accounts payable - related companies	87,640	22,942
Supplementary equity contributions	-	167,019
Net cash flow from financial operations	86,571	183,037
Increase of cash flow	22,124	(10,932)
Cash, at the beginning of the period	8,052	16,486
Cash, at the end of the period	$30,176	$5,554

The attached explanatory notes are part of the financial statements

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

1.	SUMMARY OF THE MAJOR ACCOUNTING POLICIES

These unaudited condensed interim financial statements have been prepared in accordance with International Accounting Standard 34 “Interim Financial Reporting” issued by the International Accounting Standards Board and do not contain all the information that is required for annual financial statements. Accordingly, they should be read in conjunction with the annual financial statements for the year ended December 31, 2008.

The accounting policies and basis of preparation used in the preparation of these interim financial statements are consistent with those used in the annual financial statements for the year ended December 31, 2008.

2.	HISTORY OF THE COMPANY

The company was organized on October 2, 1975 and recorded in the Honduran commerce register under number 1091-275, as a variable equity – Limited Liability company for an undefined period of time, in accordance with Honduran law.

On August 12, 2004, the company became into a variable equity – Joint-Stock company and recorded in the Honduran commerce register under number 98-566. The company is based in Tegucigalpa and its major activity is the mining prospecting, exploring, exploding and commercialization and other related commercial activities.

The maximum legal equity as at September 30, 2009 is US$1,051,110 (December 31, 2008 – US$1,051,110), which is totally subscribed and paid and divided in common shares of L100, which equals US$5.29 share (December 31, 2008 – US$5.29 share).

3.	ACCOUNTS RECEIVABLE

As at September 30, 2009 and December 31, 2008, this item is as follows:

	September	December
	30, 2009	31, 2008
	US$	US$
Accounts receivable from employees	-	236
Other receivable	-	15,740
	-	15,976
Less: Provision for uncollectible accounts	-	15,740
	-	236

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

4.	RECEIVABLE AND PAYABLE ACCOUNTS – RELATED COMPANIES

The company considers Mayan Gold Inc. and Cerros del Sur – Panama as related companies since their stockholders are the same of the company and they have related management and transactions. During the period ended September 30, 2009 and year ended December 31, 2008, major balances between related companies are as follows:

	September	December
	30, 2009	31, 2008
	US$	US$
Cerros del Sur - Panama	55,446	55,378
Mayan Gold Inc.	87,572	-
	143,018	55,378

5.	PROPERTY, PLANT AND EQUIPMENT

As at September 30, 2009 and December 31, 2008, major balances under this item are as follows:

	September	December
	30, 2009	31, 2008
	US$	US$
Buildings	110,688	109,904
Mining-machinery and equipment	757,877	820,276
Vehicles	35,855	35,601
Office equipment and furniture	26,071	27,735
Constructions	269,963	233,851
Concessions	429,136	426,099
Other minor assets	115,791	94,914
Sub total	1,745,381	1,748,380
Less: Accumulated depreciation	(627,512)	(529,302)
	1,117,869	1,219,078
Terrains	13,688	19,110
	1,131,557	1,238,188

6.	RELATED PARTY TRANSACTIONS

During the nine month period to September 30, 2009, the company sold property, plant and equipment to Cerros del Sur – Panama, a company which has the same stockholders and related management, for a total amount of US$ 65,074, which is the amount of consideration established and agreed to by the related parties.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

7.	COMPROMISES AND CONTINGENCIES

1.	The company has signed leasing contracts for office and warehouse space. These contracts do not have termination date; future payments under them will be US$30,000 per year.
2.

Revenue tax statements for the last five years have not yet been reviewed by Honduran fiscal authorities. The management of the company thinks that no major monetary adjustments would result from these reviews that could affect its financial position.

3.

In February 2006, inhabitants of the Community El Corpus, invaded the terrain where is located part of the mineral reserve of the company names “La Reyna”. This invasion happened to extract mineral from this reserve. Based on this fact, the company and on the bilateral agreement between the United States of America and Honduras, requested protection from the State of Honduras.

On October 2, 2006, the company submitted an administrative damage claim to the Honduran Ministry of Natural Resources and Environment because the State of Honduras had not provided the company the duly protection to its investments. As at September 30, 2009, no determination had been made on this issue.

4.

The attached condensed interim financial statements have been prepared taking into consideration that it will be operating as a going-concern business. The company has a negative working capital due to the losses obtained in the current and prior periods; the management’s plan regarding this condition in accordance to ISA 570 is as follows:

	a.	Capitalization of additional contributions of equity in 2008, through its holding company Mayan Gold Inc.
	b.	Maximize the production of minerals to be sold through the acquisition of additional equipment to generate positive net income.
	c.	Mayan Gold Inc. would be willing to keep subsidizing operating expenditures of its subsidiary company in Honduras as along as needed.
	d.	Prepare budget to avoid unnecessary expenses in subsequent years.

The management of the company expects cash flows through 2010, which includes positive net income starting in the first quarter of 2009.

The financial statements do not include any accounting adjustment, which could result from this uncertainty.

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES

The financial statements of Compania Minera Cerros del Sur S.A. de C.V. (the “Company”) were prepared in accordance with International Accounting Standards (“IAS”). The following represents accounting policies which the Company would adopt in order to conform to Accounting Principles Generally Accepted in the United States (“U.S. GAAP”) as well as certain additional disclosures required under U.S. GAAP:

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

a.	Income tax expense

As disclosed in the financial statements of the Company prepared in accordance with IAS, the revenue tax statements for the last five years have not yet been reviewed by the Honduran fiscal authorities.

Under U.S. GAAP, the Company would have to adopt the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109, (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether the tax positions have met a “more likely than not” threshold of being sustained by the applicable tax authority. Under FIN 48, tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. Unrecognized tax benefits are tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards. Under FIN 48, the Company also classifies a liability for unrecognized tax benefits as current only to the extent that the Company anticipates making a payment within one year.

Management of the Company has concluded that the adoption of FIN 48 would not have a significant impact on the Company’s financial position and results of operations.

b.	Disclosure of accounting policies

Under U.S. GAAP, the Company would disclose the following significant accounting policies:

Income Taxes

The Company accounts for income taxes under FASB Statement No. 109, “Accounting for Income Taxes.” Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. SFAS 109 requires the consideration of a valuation allowance for deferred tax assets if it is “more likely than not” that some component or all of the benefits of deferred tax assets will not be realized.

Impairment

SFAS 144, Accounting for the Impairment and Disposal of Long-Lived Assets, requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

b.	Disclosure of accounting policies - continued

Impairment - continued

Determination of recoverability is based on the Company's judgment and estimates of undiscounted future cash flows resulting from the use of the assets and their eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the fair value of the assets.

The carrying values of assets determined to be impaired are reduced to their estimated fair values. Fair values of any impaired assets would generally be determined using a market or income approach.

Asset Retirement Obligations

In accordance with SFAS No. 143, “Accounting for Asset Retirement Obligations” (“SFAS No. 143”), as interpreted by FASB Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations (“FIN No. 47”), the Company records the fair value of a liability for an asset retirement obligation to pay reclamation costs at the end of the mine life in the period in which the asset is acquired and a corresponding increase in the carrying amount of the related long-lived asset. The liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. If the liability is settled for an amount other than the recorded amount, a gain or loss is recognized. As of September 30, 2009 and December 31, 2008, the asset retirement obligation accrued in the financial statements were $34,293 and $31,454 respectively.

The following table shows changes in the carrying amount of the Company's asset retirement obligation for the nine months ended September 30, 2009 and year ended December 31, 2008:

Balance, January 1, 2008	28,337
Accretion expense	3,117
Balance, December 31, 2008	$31,454
Accretion expense	2,839
Balance, September 30, 2009	$34,293

Fair Value of Financial Instruments

The Company’s financial instruments including cash on hand, accounts receivable, loans and accounts payable are carried at cost, which approximates fair value due to the short-term maturity of these instruments.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

b.	Disclosure of accounting policies - continued

Shipping and Handling Fees

Freight billed to customers is included in net sales in the income statements, while freight billed by vendors is included in mining operating cost in the income statements.

Net Income (Loss) Per Common Share

Net Income (Loss) per common share is based on the Net Income (Loss) divided by weighted average number of common shares outstanding.

Diluted earnings per share are computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period using the treasury stock method. As at September 30, 2009 and December 31, 2008, the Company had no dilutive common share equivalents.

Comprehensive Income

The Company has adopted Statement of FASB Statement No. 130, “Reporting Comprehensive Income”. Other comprehensive income is comprised of foreign currency translation adjustments.

c.	Comprehensive Income

Under U.S. GAAP, the Company would adopt FASB Statement No. 130, “Reporting Comprehensive Income” and would show the foreign currency translation adjustments as a component of other comprehensive income to arrive at comprehensive loss for the year and separately as accumulated other comprehensive income on the balance sheet.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

c.	Comprehensive Income - continued

The effect of the above on the Company’s financial statements is set out below:

Reconciliation of net loss and comprehensive loss
	2009	2008
For the nine months period ended September 30,	$	$

Net loss under IAS	(347,683)	(155,401)
Adjustments:	-	-
Net loss under U.S. GAAP	(347,683)	(155,401)
Foreign exchange translation gain	8,590	-
Comprehensive loss under U.S. GAAP	(339,093)	(155,401)

Net loss per share under U.S. GAAP - basic and diluted	(1.74)	(0.78)

Weighted average number of shares outstanding - basic	200,000	200,000

The effects of any permanent or temporary timing differences for tax purposes are not significant and therefore have not been reflected in the reconciliation.

Reconciliation of reported amounts on balance sheets

Material variations in selected balance sheet accounts under U.S. GAAP are as follows:

			U.S.
	IAS	Adjustments	GAAP
	$	$	$
30-Sep-09
Accumulated deficit	(2,206,068)	(18,792)	(2,224,860)
Accumulated other comprehensive income	-	18,792	18,792
31-Dec-08
Accumulated deficit	(1,866,975)	(10,202)	(1,877,177)
Accumulated other comprehensive income	-	10,202	10,202

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

c.	Comprehensive Income - continued

Under U.S. GAAP, a statement of changes in equity would also be included in the financial statements as follows:

Statement of changes in equity

					Accumulated
					other
	Number of	Paid-up	Additional		comprehensive
	shares	capital	paid in capital	Deficit	income	Total
Balance at January 1, 2008	200,000	1,051,110	1,823,039	(1,649,685)	10,202	1,234,666
Foregiveness of debt from shareholder			249,821	-	-	249,821
Net loss for the year				(227,492)	-	(227,492)
Balance at December 31, 2008	200,000	1,051,110	2,072,860	(1,877,177)	10,202	1,256,995
Net loss for the period				(347,683)	-	(347,683)
Foreign exchange translation gain				-	8,590	8,590
Balance at September 30, 2009	200,000	1,051,110	2,072,860	(2,224,860)	18,792	917,902

d.	Recently adopted accounting pronouncements under U.S. GAAP

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No.157, Fair Value Measurements (“SFAS 157”), which addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under accounting principles generally accepted in the United States. SFAS 157 is effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB issued FASB Staff Position No. 157-2, Effective Date of FASB Statement No. 157 (“FSP 157-2”). FSP 157-2 delayed the effective date of SFAS 157 for certain non-financial assets and non-financial liabilities to fiscal years beginning after November 15, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurements. Fair value is defined under SFAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value under SFAS 157 must maximize the use of observable inputs and minimize the use of unobservable inputs.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

d.	Recently adopted accounting pronouncements under U.S. GAAP - continued

The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value, as follows:

  Level 1—Quoted prices in active markets for identical assets or liabilities.

  Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

  Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

On January 1, 2008, the Company adopted SFAS 157 for financial assets and liabilities. On January 1, 2009, the Company adopted SFAS 157 for non-financial assets and non-financial liabilities. These adoptions did not have a material impact on the Company’s results of operations and financial condition.

In November 2007, the EITF of the FASB issued a consensus on Issue No. 07-1, Accounting for Collaborative Arrangements (“EITF 07-1”). The scope of EITF 07-1 is limited to collaborative arrangements where no separate legal entity exists and in which the parties are active participants and are exposed to significant risks and rewards that depend on the success of the activity. The Task Force concluded that revenue transactions with third parties and associated costs incurred should be reported in the appropriate line item in each company’s financial statements pursuant to the guidance in EITF 99-19, Reporting Revenue Gross as a Principal versus Net as an Agent. The Task Force also concluded that the equity method of accounting under Accounting Principles Board Opinion 18, The Equity Method of Accounting for Investments in Common Stock, should not be applied to arrangements that are not conducted through a separate legal entity. The Task Force also concluded that the income statement classification of payments made between the parties in an arrangement should be based on a consideration of the following factors: the nature and terms of the arrangement; the nature of the entities’ operations; and whether the partners’ payments are within the scope of existing GAAP. To the extent such costs are not within the scope of other authoritative accounting literature, the income statement characterization for the payments should be based on an analogy to authoritative accounting literature or a reasonable, rational, and consistently applied accounting policy election. The provisions of EITF 07-1 are effective for fiscal years beginning on or after December 15, 2008, and companies will be required to apply the provisions through retrospective application to all collaborative arrangements existing at adoption as a change in accounting principle.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

d.	Recently adopted accounting pronouncements under U.S. GAAP - continued

If it is impracticable to apply the consensus to a specific arrangement, disclosure is required regarding the reason why retrospective application is not practicable and the effect of reclassification on the current period. The Company adopted EITF 07-1 as of January 1, 2009. The adoption of EITF 07-1 did not have a material effect on the Company’s results of operations, financial condition or cash flows.

In May 2008, the FASB issued SFAS 162, “The Hierarchy of Generally Accepted Accounting Principles”, which is intended to improve financial reporting by identifying a consistent framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. GAAP for non-governmental entities. The guidance in SFAS 162 replaces that which is prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement on Auditing Standards (“SAS”) No. 69, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles, for Nongovernmental Entities”. SFAS 162 became effective in January 2009, and the adoption of this standard had no significant impact on the financial statements.

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, Earnings per Share. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008, and earlier adoption is prohibited. The Company adopted FSP EITF 03-6-1 on January 1, 2009. The adoption of EITF 03-6-1 did not have a material effect on its results of operations or financial position.

e.	Future accounting changes under U.S. GAAP

In June 2009, the FASB published Financial Accounting Statements No. 166, Accounting for Transfers of Financial Assets, an amendment of FASB Statement 140 (“FAS 166”), and No. 167, Amendments to FASB Interpretation No. 46(R) (“FAS167”). These Statements change the way entities account for transfers of financial assets and determine what entities must be consolidated, including the removal of the concept of a Qualifying Special-Purpose Entity (QSPE) from FASB Statement 140.

We are currently evaluating the impact of adoption of FAS 166 and FAS 167, effective for years beginning after November 15, 2009.

Compania Minera Cerros del Sur, S.A. de C.V.

Notes to Condensed Financial Statements
September 30, 2009	(In US Funds)

8.	RECONCILIATION BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES - CONTINUED

e.	Future accounting changes under U.S. GAAP

In August 2009, the FASB issued amendments to ASC Subtopic 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities. The amendments provide clarification that in circumstances in which quoted prices in an active market for the identical liability is not available, fair value should be measured using one of the following techniques:

	1.	A valuation technique that uses:

		a.	The quoted price of the identical liability when traded as an asset.
		b.	Quoted prices for similar liabilities or similar liabilities when traded as assets.

	2.	Another valuation technique that is consistent with the principles of Topic 820.

We are currently evaluating the impact of adoption of the amendments to ASC Subtopic 820-10, effective for periods beginning after August 2009.